EXHIBIT 32.1



                                   QUIPP, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
      REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C. SECTION 1350


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         I, Michael S. Kady, Chief Executive Officer of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's annual report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


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/s/ MICHAEL S. KADY
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Michael S. Kady
Chief Executive Officer

Date:    March 29, 2005